EXHIBIT 1.2



CASE NAME:                                                         ACCRUAL BASIS

CASE NUMBER:                                                       2/13/95

JUDGE:



                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORT
                         MONTH ENDING: APRIL 30, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1THROUGH ACCURAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                          Secretary
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


    James C. Williams                                    May 17, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE


PREPARER:


                                                          Secretary
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE


    James C. Williams                                   May 17, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF PREPARER                                    DATE

CASE NAME:   CADIZ PROPERTIES, INC.

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
ASSETS                                                   SCHEDULE                MONTH            MONTH           MONTH
                                                         AMOUNT                 Apr. 2002

1.       UNRESTRICTED CASH                                                             3,877
2.       RESTRICTED CASH
3.       TOTAL CASH                                                                    3,877
4.       ACCOUNTS RECEIVABLE (NET)
5.       INVENTORY
6.       NOTES RECEIVABLE
7.       PREPAID EXPENSES
8.       OTHER (ATTACH LIST)                                                          61,494
9.       TOTAL CURRENT ASSETS                                                         65,371
10.      PROPERTY, PLANT & EQUIPMENT                                              11,372,640
11.      LESS: ACCUMULATED                                                         1,941,995
         DEPRECIATION/DEPLETION
12.      NET PROPERTY, PLANT & EQUIPMENT                                           9,430,645
13.      DUE FROM INSIDERS                                                         2,060,160
14.      OTHER ASSETS - NET OF AMORTIZATION                                          115,988
         (ATTACH LIST)
15.      OTHER (ATTACH LIST)
16.      TOTAL ASSETS                                                             11,672,164
POSTPETITION LIABILITIES
17.      ACCOUNTS PAYABLE
18.      TAXES PAYABLE
19.      NOTES PAYABLE
20.      PROFESSIONAL FEES
21.      SECURED DEBT                                                                243,325
22.      OTHER (ATTACH LIST)
23.      TOTAL POSTPETITION LIABILITIES                                              243,325
PREPETITION LIABILITIES
24.      SECURED DEBT                                                              7,401,415
25.      PRIORITY DEBT
26.      UNSECURED DEBT
27.      OTHER (ATTACH LIST)
28.      TOTAL PREPETITION LIABILITIES                                             7,401,415
29.      TOTAL LIABILITIES                                                         7,644,740
EQUITY
30.      PREPETITION OWNERS' EQUITY                                                3,646,334
31.      POSTPETITION CUMULATIVE PROFIT                                              381,090
         (OR LOSS)
32.      DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)
33.      TOTAL EQUITY                                                              4,027,424
34.      TOTAL LIABILITIES & OWNERS'                                              11,672,164
         EQUITY

Case Name: Cadiz Properties, Inc.                                          MOR-1

Case No: 01-80459-RCM-11

                                                       April


8. Property Tax Escrow                               $  61,494



14. Capitalized Professional Fees                    $ 115,988
      net of amortization

CASE NAME:   CADIZ PROPERTIES, INC.

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-2

INCOME STATEMENT

REVENUES                                                     MONTH       MONTH           MONTH         QUARTER
                                                                                                        TOTAL
                                                            Apr. 2002

1.       GROSS REVENUE                                          154,667                                  154,667
2.       LESS : RETURNS & DISCOUNTS
3.       NET REVENUE                                            154,667                                  154,667
COST OF GOODS SOLD
4.       MATERIAL
5.       DIRECT LABOR
6.       DIRECT OVERHEAD
7.       TOTAL COST OF GOODS SOLD
8.       GROSS PROFIT                                           154,667                                  154,667
OPERATING EXPENSES
9.       OFFICER/INSIDER COMPENSATION
10.      SELLING & MARKETING
11.      GENERAL AND ADMINISTRATIVE                                   3                                        3
12.      RENT AND LEASE
13.      OTHER (ATTACH LIST)
14.      TOTAL OPERATING EXPENSES                                     3                                        3
15.      INCOME BEFORE NON-OPERATING INCOME                     154,664                                  154,664
         AND EXPENSE
OTHER INCOME & EXPENSES
16.      NON-OPERATING INCOME (ATT. LIST)
17.      NON-OPERATING EXPENSES (ATT. LIST)
18.      INTEREST EXPENSE                                        52,369                                   52,369
19.      DEPRECIATION/DEPLETION                                  21,041                                   21,041
20.      AMORTIZATION                                             1,706                                    1,706
21.      OTHER (ATTACH LIST)
22.      NET OTHER INCOME & EXPENSES                             75,116                                   75,116
REORGANIZATION EXPENSES
23.      PROFESSIONAL FEES
24.      U.S. TRUSTEE FEES
25.      OTHER (ATTACH LIST)
26.      TOTAL REORGANIZATION EXPENSES
27.      INCOME TAX
28.      NET PROFIT (LOSS)                                       79,548                                   79,548


CASE NAME:   CADIZ PROPERTIES, INC.

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-3

CASH RECEIPTS AND DISBURSEMENTS                              MONTH        MONTH           MONTH         QUARTER
                                                                                                         TOTAL
                                                           April, 2002

1.       CASH-BEGINNING OF MONTH                                  3,880                                      3,880
RECEIPTS FROM OPERATIONS
2.       CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLES
3.       PREPETITION
4.       POSTPETITION
5.       TOTAL OPERATING RECEIPTS
NON-OPERATING RECEIPTS
6.       LOANS & ADVANCES (ATTACH LIST)
7.       SALE OF ASSETS
8.       OTHER (ATTACH LIST)
9.       TOTAL NON-OPERATING RECEIPTS
10.      TOTAL RECEIPTS
11.      TOTAL CASH AVAILABLE                                     3,880                                     3,880
OPERATING DISBURSEMENTS
12.      NET PAYROLL
13.      PAYROLL TAXES PAID
14.      SALES, USE & OTHER TAXES PAID
15.      SECURED/RENTAL/LEASES
16.      UTILITIES
17.      INSURANCE
18.      INVENTORY PURCHASES
19.      VEHICLE EXPENSES
20.      TRAVEL
21.      ENTERTAINMENT
22.      REPAIRS & MAINTENANCE
23.      SUPPLIES
24.      ADVERTISING
25.      OTHER (ATTACH LIST)                                          3                                          3
26.      TOTAL OPERATING DISBURSEMENTS                                3                                          3
REORGANIZATION EXPENSES
27.      PROFESSIONAL FEES
28.      U.S. TRUSTEE FEES
29.      OTHER (ATTACH LIST)1
30.      TOTAL REORGANIZATION EXPENSES
31.      TOTAL DISBURSEMENTS
32.      NET CASH FLOW                                              (3)                                        (3)
33.      CASH - END OF MONTH                                      3,877                                      3,877



Case Name: Cadiz Properties, Inc.                                          MOR-3

Case No: 01-80459-RCM-11


                                       April

25. Bank Charges                         $3

CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-4

                                                                       MONTH            MONTH         MONTH
ACCOUNTS RECEIVABLE ACCOUNTS
                                                                    April, 2002

1.       0-30
2.       31-60
3.       61-90
4.       91+
5.       TOTAL ACCOUNTS RECEIVABLE
6.       AMOUNT CONSIDERED UNCOLLECTIBLE
7.       ACCOUNTS RECEIVABLE (NET)                                       0


AGING OF POSTPETITION TAXES AND PAYABLES                                                    MONTH: March, 2002
TAXES PAYABLE                                             0-30 DAYS   31-60 DAYS  61-90 DAYS   91+ DAYS    TOTAL

1.       FEDERAL
2.       STATE
3.       LOCAL
4.       OTHER (ATTACH LIST)
5.       TOTAL TAXES PAYABLE                                  0           0          0          0           0

6.       ACCOUNTS PAYABLE                                     0           0          0          0           0


STATUS OF POSTPETITION TAXES                                                                MONTH: March, 2002

FEDERAL                                                  BEGINNING          AMOUNT            AMOUNT       ENDING TAX
                                                            TAX           WITHHELD OR          PAID         LIABILITY
                                                         LIABILITY          ACCRUED


1.       WITHHOLDING**
2.       FICA-EMPLOYEE**
3.       FICA-EMPLOYER**
4.       UNEMPLOYMENT
5.       INCOME
6.       OTHER (ATTACH LIST)
7.       TOTAL FEDERAL TAXES                                0                  0                 0             0
STATE AND LOCAL
8.       WITHHOLDING
9.       SALES
10.      EXCISE
11.      UNEMPLOYMENT
12.      REAL PROPERTY
13.      PERSONAL PROPERTY
14.      OTHER (ATTACH LIST)
15.      TOTAL STATE & LOCAL                                0                  0                 0             0
16.      TOTAL TAXES                                        0                  0                 0             0



CASE NAME:   CADIZ PROPERTIES, INC.                     ACCRUAL BASIS-5

CASE NUMBER: 01-80459-RCM-11                            MONTH: April, 2002

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.




BANK RECONCILIATIONS                           Account #1       Account #2        Account #3            TOTAL

A.       BANK                                  Comerica
B.       ACCOUNT NUMBER                        1880058878
C.       PURPOSE (TYPE)                           DIP
1.       BALANCE PER BANK STATEMENT               3,877                                                 3,877
2.       ADD: TOTAL DEPOSITS NOT
         CREDITED
3.       SUBTRACT OUTSTANDING CHECKS
4.       OTHER RECONCILING ITEMS
5.       MONTH END BALANCE PER ITEMS              3,877                                                 3,877
6.       NUMBER OF LAST CHECK WRITTEN             1052


INVESTMENT ACCOUNTS
                                                   DATE OF           TYPE OF          PURCHASE            CURRENT
BANK ACCOUNT NAME & NUMBER                         PURCHASE         INSTRUMENT          PRICE              VALUE

7.       ACCOUNT NUMBER
8.       PURPOSE (TYPE):
9.       BALANCE PER BANK STATEMENT
10.      ADD: TOTAL DEPOSITS NOT CREDITED
11.      TOTAL INVESTMENTS                           0                  0                 0                   0


CASH

12.      CURRENCY ON HAND                                                                                     0

13.      TOTAL CASH - END OF MONTH                                                                           3,877


CASE NAME:   CADIZ PROPERTIES, INC.                        ACCRUAL BASIS-6

CASE NUMBER: 01-80459-RCM-11                               MONTH: April, 2002


PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (I.E. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                        INSIDERS
NAME                          TYPE OF                       AMOUNT PAID                   TOTAL PAID TO
                              INSTRUMENT                                                  DATE

1.
2.
3.
4.
5.
6. TOTAL PAYMENTS                                               0                           0
    TO INSIDERS


                                                      PROFESSIONALS
NAME                     DATE OF              AMOUNT            AMOUNT            TOTAL PAID           TOTAL
                         COURT                APPROVED           PAID              TO DATE            INCURRED
                         ORDER                                                                        AND UNPAID*
                         AUTHORIZING
                         PAYMENT

1.
2.
3.
4.
5.
6.  TOTAL                                         0                0                  0                    0
    PAYMENTS TO
    PROFESSIONALS

*INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS





NAME OF CREDITOR              SCHEDULED                     AMOUNT PAID                   TOTAL UNPAID
                              MONTHLY                       DURING MONTH                  POSTPETITION
                              PAYMENTS DUE

1.       Morgan Guaranty       279,128                          0                           279,128
2.
3.
4.
5.
6. TOTAL PAYMENTS                                               0                           279,128
   TO PROFESSIONALS

CASE NAME:   CADIZ PROPERTIES, INC.                        ACCRUAL BASIS-7

CASE NUMBER: 01-80459-RCM-11                               MONTH: April, 2002


QUESTIONNAIRE
                                                                                        YES                 NO

1.       HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE                                               X
         NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.       HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER                                               X
         THAN A DEBTOR IN POSSESSION ACCOUNT?
3.       ARE ANY POST PETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)                   X
         DUE FROM RELATED PARTIES?
4.       HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS                                        X
         REPORTING PERIOD?
5.       HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR                                            X
         FROM ANY PARTY?
6.       ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                       X
7.       ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                       X
8.       ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                   X
9.       ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                         X
10.      ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                     X
         DELINQUENT?
11.      HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING                                          X
         PERIOD?
12.      ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X

IF THE  ANSWER  TO ANY OF THE ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE                                                                                 YES              NO

1.       ARE WORKERS' COMPENSATION, GENERAL LIABILITY AND OTHER                           X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
3.       PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,   PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

All insurance coverage is maintained by debtor's parent Alford Refrigerated Warehouses, Inc., Case No. 01-39776- BJH-11

                              INSTALLMENT PAYMENTS

       TYPE OF POLICY                    CARRIER                   PERIOD COVERED                PAYMENT AMOUNT
                                                                                                   & FREQUENCY




Case Name: Cadiz Properties, Inc.                                          MOR-7

Case No: 01-80459-RCM-11


Questionaire:

3.   Rent  receivable  is  due  from  Debtor's   parent,   Alford   Refrigerated
     Warehouses, Inc., Case #01-39776-BJH-11

Insurance:

     All  insurance   coverage  is  maintained   by  Debtor's   parent,   Alford
Refrigerated Warehouses, Inc, Case #01-39776-BJH-11